Cash, Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2015
Cash, Cash Equivalents and Short-term Investments
Cash, Cash Equivalents and Short-term Investments

4. Cash, Cash Equivalents and Short-term Investments

Cash, cash equivalents and short-term investments consist of the following:

	As of December 31,
	2014	2015
	(In thousands)
Cash and cash equivalents:
Cash	$54,915	$186,347
Cash equivalents:
Bank time deposits	229,950	51,093

	284,865	237,440

Short-term investments:
Bank time deposits	166,414	98,439

Total cash, cash equivalents and short-term investments	$451,279	$335,879

The carrying amounts of cash, cash equivalents and short-term investments approximate fair values. Interest income for the years ended December 31, 2013, 2014 and 2015 was $3.8 million, $8.3 million and $5.5 million, respectively. The maturity dates of the bank time deposits were within one year.